UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2019

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 9.01.     Financial Statements and Exhibits.

On June 3, 2019, Meridian Bioscience, Inc. (“Meridian” or the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to report completion of the previously announced acquisition of substantially all of the assets of GenePOC Inc., a corporation incorporated under the laws of Canada, pursuant to the Share Purchase Agreement, dated as of April 29, 2019 (the “Purchase Agreement”), by and among Meridian, Meridian Bioscience Canada Inc., a corporation incorporated under the laws of British Columbia and a direct wholly-owned subsidiary of the Company, GenePOC Inc., the shareholders of GenePOC Inc., and Apres-demain Holding SA, solely in the capacity of Shareholders’ Representative (“Shareholders’ Representative”). This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described below. Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Original Filing.

(a)	Financial Statements of Businesses Acquired

The following financial statements of the business acquired from GenePOC Inc. are filed herewith as Exhibit 99.1 to this Form 8-K/A:

i.	Report of Independent Certified Public Accountants

ii.	Statement of Assets Acquired and Liabilities Assumed as of June 3, 2019

iii.	Statement of Net Revenues and Direct Operating Expenses for the year ended December 31, 2018

iv.	Notes to Abbreviated Financial Statements as of June 3, 2019 and year ended December 31, 2018

(b)	Pro Forma Financial Information

The following pro forma financial information is filed herewith as Exhibit 99.2 to this Form 8-K/A:

i.	Introduction to Unaudited Pro Forma Combined Statement of Operations

ii.	Unaudited Pro Forma Combined Statement of Operations for the year ended September 30, 2018

iii.	Notes to Unaudited Pro Forma Combined Statement of Operations

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

23	Consent of Independent Certified Public Accountants

99.1	Audited abbreviated financial statements of the business acquired from GenePOC Inc. as of June 3, 2019 and for the year ended December 31, 2018

99.2	Meridian Bioscience, Inc. unaudited pro forma combined statement of operations for the year ended September 30, 2018

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: August 14, 2019	By:	/s/ Bryan T. Baldasare
Bryan T. Baldasare
Interim Chief Financial Officer and Chief Accounting Officer
(Principal Financial and Accounting Officer)